UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2007

CARDINAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-24557	54-1874630
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8270 Greensboro Drive, Suite 500 McLean, Virginia		22102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (703) 584-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 21, 2007, the Registrant’s Board of Directors approved a program to repurchase up to 1,000,000 shares of its common stock, which constitutes approximately 4% of its outstanding shares. A copy of the press release that the Registrant issued on February 26, 2007 with respect to this program is being filed as an exhibit to this report and is incorporated by reference into this Item 8.01.

Item 9.01       Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL FINANCIAL CORPORATION
(Registrant)

Date: February 26, 2007	By:	/s/ Mark A. Wendel
Mark A. Wendel
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 26, 2007.